THE INSURED SERIES PLAN
                       LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
                     SUPPLEMENT DATED JANUARY 10, 2000
                   TO THE PROSPECTUS DATED APRIL 30, 1999


The table in the section "Our Officers and Directors" appearing on pages 23-24 is amended as follows:

In the list of offices held by William H. Drinkwater change "First Vice President" to "President." All references to Richard H. Gaebler as "President" are deleted.

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